Exhibit 99.1

 Investor Presentation  Raymond James40th Annual institutional investors conference  EXHIBIT 99.1

   Forward-Looking StatementsThis presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2019 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “2018 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2018 Annual Report.These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained HereinThe information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. Revenue Accounting ChangeEffective July 1, 2018, Broadridge adopted Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers” and its related amendments (the “revenue accounting change”). Results for reporting periods beginning July 1, 2018 reflect the revenue accounting change while prior period amounts have not been adjusted and continue to be reported in accordance with historical accounting guidelines. For additional information related to this change please refer to the appendix of this presentation and information filed in Broadridge’s Quarterly Report on Form 10-Q for the second quarter of fiscal year 2019.

 Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial MeasuresThe Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results.The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per ShareThese Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs and (iii) Tax Act items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the re-measurement of the Company’s net U.S. federal and state deferred tax liabilities attributable to the Tax Act.The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property as well as Acquisition and Integration Costs and Tax Act items from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business.Free Cash FlowIn addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software.Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

 The Broadridge Story  Strong market position across Governance, Capital Markets, and Wealth Management  Platform-based business model creates unique value for our clients  Significant growth opportunity supported by long-term trends of mutualization, digitization, and data & analytics  Strong business model and long-term focus should sustain continued growth and strong Total Shareholder Returns  ~45%  Target Dividend Payout Ratio1  $2.6B  FY18 Recurring Fee Revenue  5-7%  Organic 3-Year Recurring Revenue Growth Objective   9-13%  FY 2019 Adj. EPS Growth Guidance  24%  Annualized 3 Yr. TSR (CY2016-2018)  1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval  #1  Most Admired Financial Data Services Company by FORTUNE® magazine

# The industry's leading choice

| GOVERNANCE | CAPITAL MARKETS | WEALTH MANAGEMENT |
| --- | --- | --- |
| • Process 80% of outstanding shares in the United States, 50%+ for rest of world<br>• Distribute 90%+ of broker regulatory communications to 140M individual accounts<br>• Serve most brokers, funds, and public companies in North America<br>• Reach 80% of North American households | • Clear and settle over $5T per day<br>• Serve 18 of 23 US primary dealers for fixed income<br>• Process Equities for 7 of the top 10 global investment banks<br>• Support clearance and settlement in over 80 countries | • Support 50M+ accounts through our technology platform<br>• 25%+ of US Financial Advisors utilize Broadridge's front office solutions<br>• Provide data aggregation service for 228K+ agents and advisors<br>• Maintain 100K retirement plans through Broadridge's mutual fund settlements platform |
| ✓ GROWING FRANCHISE[1] | ✓ GROWING FRANCHISE[1] | ○ FRANCHISE[1] OPPORTUNITY |

1 At Broadridge we define Franchise as a business that having a truly differentiated value proposition and, more importantly, as one that creates network value

Broadridge
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# Broadridge platform-based business model creates unique value



Deep financial services knowledge
• Domain expertise
• Trusted
Network value
• Unique Capability
• Data & Analytics
Multi-client managed services approach
• Scale leadership
• Significant IP

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 Growth Opportunity: Extend Governance                                140M+RETAIL SHAREHOLDER ACCOUNTS  150,000+INSTITUTIONAL SHAREHOLDERS  27,000+ MUTUAL FUNDS AND ETFs                                1,100+ BANKS and BROKER-DEALERS  5,000+CORPORATE ISSUERS  EXTEND GOVERNANCEFee Revenue = $1.7B  BUILD WEALTH MANAGEMENT  DRIVE CAPITAL MARKETS  Drive Next-Gen Regulatory Communications  Extend Services to Corporate Issuers  Grow Suite of Data & Analytics, Digital Solutions  Build Omni-Channel Communications  Note: Governance Fee revenues as of Broadridge’s December 2017 Investor Day and are primarily derived from Investor Communication Solutions (“ICS”) Segment

# Growth Opportunity: Drive Capital Markets

**Strong market position**

- Serve 18 of the 23 US Fixed Income primary dealers
- Process Equities for 7 of the top 10 global investment banks
- Clear and settle in over 80 markets globally

**Unique managed services model**

- Support 30 clients for both technology and operations including 7 of 23 US Fixed Income primary dealers

**Emerging capabilities**

- Securities Financing & Collateral Management
- Corporate Actions
- Regulatory Reporting

**Global market momentum**

J.P.Morgan

SOCIETE GENERALE

BARCLAYS

NOMURA

EXTEND GOVERNANCE | **DRIVE CAPITAL MARKETS** Fee Revenue = $0.5B | BUILD WEALTH MANAGEMENT

**Scale Global Post-Trade Technology Platform of the Future**

**Extend Additional Enterprise Capabilities**

**Build Network Value**

*Note: Capital Markets Fee revenues as of Broadridge's December 2017 Investor Day and are primarily derived from Global Technology and Operations ("GTO") Segment*

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# Growth Opportunity: Build Wealth Management

- Educational content
- Enriched, digital communications
- Trading and account servicing

- Wealth management tools
- Targeted marketing
- Wealth mobile portal

- Clearance & settlement
- Client and regulatory reporting
- Business process automation & workflows



Enhance Client Experience
Grow Advisor Business
Drive Enterprise Productivity
Advisors
Investors
ICS
GTO

EXTEND GOVERNANCE | DRIVE CAPITAL MARKETS | **BUILD WEALTH** Fee Revenue $0.4B

**Drive Digital Wealth Solutions**

**Extend Front-to-Back Platform of the Future**

**Complement with Unique Data**

**Drive Best-of-Suite for Investment Managers**

*Note: Wealth Management Fee revenues as of Broadridge's December 2017 Investor Day and are derived across ICS and GTO Segments*

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 Record Sales Building Revenue Backlog       FY2014 - FY2019 YTD Closed Sales  Recurring Revenue Backlog as of FY20182,3  (1) FY19 Closed sales Guidance Range as of February 7th, 2019 Earnings Call(2) Recurring Revenue Backlog as of August 7th, 2018 Earnings Call and are Broadridge estimates and subject to revision. (3) Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents the subset of the Backlog where none of the first year revenues from Closed sales have been recognized but are expected to be recognized. Live represents the subset of the Backlog where a portion of the first year revenues from Closed sales have been recognized in previous periods.  $ in millions

# Broadridge business model is strong

| | |
|---|---|
| Sustainable Growth | • Large, recurring revenue base with good visibility aided by $295 million revenue backlog<br>• Organic strength driven by large addressable market |
| Steady Margin Expansion | • Continued scale and operational leverage<br>• Ongoing investment in operational efficiencies |
| Strong Free Cash Flow | • 100+% free cash flow conversion<br>• Largely predictable model |
| Balanced Capital Allocation | • Target ~45% dividend payout ratio[1]<br>• Balance of targeted M&A and share repurchase |

[1] Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval

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Organic Recurring Fee Revenue Growth  5-7%  Recurring Fee Revenue Growth  7-9%  Adjusted Operating Income Margin Expansion  ~50bps/yr  Adjusted EPS Growth  14-18%    Winning formula for top quartile TSR        FY17 - FY20 three year growth objectives  Note: FY17 - FY20 three year Adjusted EPS growth objective updated February 8th, 2018 for change in U.S. Tax Law. Compound annual growth rates (CAGRs), except margin. Three Year objectives as of February 8th, 2018 Earnings Call.

         Deliver on FY2019 guidance and FY2020 growth objectives  Deliver results  Build on strong current capabilities including culture, product and technology  Build Long-Term capabilities  Execute against Investor Day growth plans across Governance, Capital Markets and Wealth Management  Execute on Growth Opportunity   Broadridge focused on capturing opportunity

 Reconciliation of GAAP to Non-GAAP Measures   FY19 Adjusted Earnings Per Share Growth Rate (1)       Diluted earnings per share (GAAP)    12% - 16%  Adjusted earnings per share (Non-GAAP)     9% - 13%        (1) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2019 Non -GAAP Adjusted earnings per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.60 per share.